================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            LIBERTY SELF-STOR, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[LIBERTY SELF-STOR LOGO]
"PEOPLE GOTTA STOR"
                                                                    May 30, 2000



Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Liberty Self-Stor, Inc., on Thursday, June 29, 2000, starting at 10:00 A.M. local time at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

     As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is:

     -    the election of directors

     - ratification of the appointment of Arthur Andersen LLP as independent public accountants for the current year.

     In addition, our management will report on our results and will be available to respond to your questions.

     Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card.

     On behalf of the directors and management of Liberty Self-Stor, Inc., we would like to thank you for your support and confidence and look forward to seeing you at the meeting.


                                                  Sincerely,

                                                  /s/ Richard M. Osborne

                                                  Richard M. Osborne
                                                  Chairman of the Board and
                                                  Chief Executive Officer

                             LIBERTY SELF-STOR, INC.

                                    --------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 29, 2000

TO THE STOCKHOLDERS OF LIBERTY SELF-STOR, INC.:

     The Annual Meeting of the Stockholders of Liberty Self-Stor, Inc., a Maryland corporation, will be held on Thursday, June 29, 2000 at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 10:00 A.M. local time, for the following purposes:

     1. To elect five directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified (Proposal 1);

     2. To ratify the appointment of Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 2000 (Proposal 2); and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on May 22, 2000 are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to insure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                             By Order of the Board of Directors,

                                             /s/ Marc C. Krantz

                                             MARC C. KRANTZ
                                             Secretary

                             LIBERTY SELF-STOR, INC.

                                    -------

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2000 Annual Meeting of Stockholders to be held on Thursday, June 29, 2000, and any postponements or adjournments of the meeting.

         This Proxy Statement and the accompanying Chairman's Letter, Notice and Proxy Card, together with our annual report to stockholders on Form 10-KSB for the year ended December 31, 1999, are being sent to our stockholders beginning on or about May 30, 2000.

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------

Q:       WHEN AND WHERE IS THE ANNUAL MEETING?
A: Our 2000 Annual Meeting of Stockholders will be held on Thursday, June 29, 2000 at 10:00 a.m. local time at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------

Q:       WHAT ARE STOCKHOLDERS VOTING ON?
A:       -     Re-election of five directors-- Steven A. Calabrese, Mark D.
               Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith.
         -     Ratification of the appointment of Arthur Andersen LLP as our independent public accountants.
         If a proposal other than the two listed proposals is presented at the annual meeting, your signed proxy card gives authority to Thomas J. Smith and Marc C. Krantz to vote on any additional proposal.

--------------------------------------------------------------------------------

Q:       WHO IS ENTITLED TO VOTE?
A: Stockholders as of the close of business on May 22, 2000, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

--------------------------------------------------------------------------------

Q:       HOW DO STOCKHOLDERS VOTE?
A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the two proposals. You have the right to revoke your proxy any time before the meeting by:
               -      notifying our Corporate Secretary,
               -      voting in person, or
               -      returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Thomas J. Smith and Marc C. Krantz will vote FOR the two proposals on your behalf.

--------------------------------------------------------------------------------

Q:       WHO WILL COUNT THE VOTE?
A: Representatives of EquiServe, our transfer agent, will tabulate the votes. Jeffery J. Heidnik and Sherry L. Kirchenbauer will be responsible for reviewing the vote count as inspectors of election.

--------------------------------------------------------------------------------

Q: WHAT SHARES ARE INCLUDED ON THE PROXY CARD AND WHAT DOES IT MEAN IF A STOCKHOLDER GETS MORE THAN ONE PROXY CARD?
A: The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

--------------------------------------------------------------------------------

Q:       WHAT CONSTITUTES A QUORUM?
A: As of May 22, 2000, the record date, 3,031,618 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against such proposal. "Broker non-votes" will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A "broker non-vote" occurs when a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

--------------------------------------------------------------------------------

Q:       WHO CAN ATTEND THE ANNUAL MEETING?
A:       All stockholders as of the record date, May 22, 2000, can attend.

--------------------------------------------------------------------------------

Q:       WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?
A: Together, they own approximately 20.8% of our common stock as of the record date. See page 9 for more details.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:       WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?
A: - Richard M. Osborne, our Chairman of the Board and Chief Executive Officer, as the sole manager of Turkey Vulture Fund XIII, Ltd., beneficially owns 297,344 shares of our common stock, or 9.8%, as of the record date.
         - Steven A. Calabrese, a director, beneficially owns 290,265 shares of our common stock, or 9.6%, as of the record date.

--------------------------------------------------------------------------------

Q:       WHEN IS A STOCKHOLDER PROPOSAL DUE FOR THE NEXT ANNUAL MEETING?
A: In order to be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing by March 1, 2001 to Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060, and must be in accordance with the requirements of our Bylaws and the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. See page 10 for more details.

--------------------------------------------------------------------------------

Q: HOW DOES A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF LIBERTY SELF-STOR, INC.?
A: Any stockholder may recommend any person as a nominee for director by writing to the Chairman of the Nominating Committee, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. Recommendations for next year's annual meeting must be received no later than April 30, 2001 and must be in accordance with the requirements of our Bylaws. See page 10 for more details.

--------------------------------------------------------------------------------

Q:       WHO PAYS FOR THE SOLICITATION EXPENSES?
A: The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

--------------------------------------------------------------------------------

                                  PROPOSAL ONE:
                            RE-ELECTION OF DIRECTORS

         At this annual meeting, five directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Nominees for re-election this year by you are Steven A. Calabrese, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith. Each has consented to serve until the next annual meeting or until their successors are duly elected and qualified. See pages 5 and 6 for more information.

         If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy at the annual meeting to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR MESSRS. CALABRESE, GROSSI, KRANTZ, OSBORNE AND SMITH.

                                  PROPOSAL TWO:
      RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP is our independent public accountant. The audit committee and the Board of Directors believe that Arthur Andersen's long-term knowledge of our company is invaluable. Partners and employees of Arthur Andersen engaged in audits are periodically changed, providing us with new expertise and experience. Representatives of Arthur Andersen have direct access to members of the audit committee and regularly attend their meetings. Representatives of Arthur Andersen will attend the annual meeting to answer appropriate questions and make a statement if they desire. In 1999, our Board reviewed all services provided by Arthur Andersen to ensure that they were within the scope previously approved by the Board.

         Although our Bylaws do not require the selection of independent public accountants to be submitted to stockholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the meeting in order to ratify Arthur Andersen as independent public accountants for the fiscal year ending December 31, 2000. If the resolution is rejected, or if Arthur Andersen declines to act or becomes incapable of action, or if its employment is discontinued, the Board will appoint other independent public accountants whose continued employment after the next annual meeting of stockholders will be subject to ratification by you.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                               BOARD OF DIRECTORS

         Certain information about the nominees to be elected by the holders of our common stock is set forth below.


             NAME               AGE                             POSITION                           DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------
Richard M. Osborne               54    Chairman, Chief Executive Officer and Director                  1998

Thomas J. Smith                  56    President, Chief Operating Officer and Director                 1998

Marc C. Krantz                   39    Secretary and Director                                          1998

Seven A. Calabrese               38    Director                                                        1998

Mark D. Grossi                   46    Director                                                        1998


         Richard M. Osborne has been Chairman of the Board, Chief Executive Officer and a Director of the Liberty since September 1998. Mr. Osborne is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., which began operations in January 1995. He is also a director of USP Real Estate Investment Trust, a publicly-held real estate investment trust, a director of NuMED Home Health Care, Inc., a publicly-held home healthcare company, a director and Chairman of the Board of Pacific Gateway Properties, Inc., a publicly-held real estate company, and a director and Vice Chairman of the Board of GLB Bancorp, Inc., a publicly-held bank holding company.

         Thomas J. Smith has been President, Chief Operating Officer and a Director of Liberty since September 1998. From April 1, 1996 to December 29, 1999, Mr. Smith served as the Executive Operating Manager of Liberty Self-Stor, Ltd. Mr. Smith has been the President of Retirement Management Company since 1992. Mr. Smith also serves as a Director of GLB Bancorp, Inc.

         Marc C. Krantz has been the Secretary and a Director of Liberty since September 1998. Mr. Krantz is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L. and has been with the firm since 1992.

         Steven A. Calabrese has been a Director of Liberty since September 1998. Mr. Calabrese serves as managing partner of Calabrese, Racek and Markos, Inc., CRM Construction, Inc. and CRM Environmental Services, Inc., firms which specialize in evaluation, management, construction and environmental assessment services for commercial and industrial real estate. Mr. Calabrese is also a director of Pacific Gateway.

         Mark D. Grossi has been a Director of Liberty since September 1998. Mr. Grossi is currently Executive Vice President and a Director of Charter One Financial, Inc., a publicly-traded savings and loan holding company, and Executive Vice President and Chief Retail Banking Officer of its subsidiary, Charter One Bank. Mr. Grossi also serves as a director of Pacific Gateway and a director of JB Oxford Holdings, Inc., a publicly-held brokerage company.

Since prior to 1993, Mr. Grossi has held various senior executive positions with Charter One Bank and its predecessor.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors met three times, and acted three times by written consent, in 1999. During 1999, all members of the Board of Directors participated in at least 75% of all Board meetings.

         Audit Committee. The audit committee is currently comprised of Messrs. Grossi and Krantz. The audit committee makes recommendations to the board of directors regarding the selection of the independent auditors, reviews the plan, scope and results of the audit, reviews with the independent auditors and management the policies and procedures with respect to internal accounting and financial controls, changes in accounting policy and the scope of the non-audit services which may be performed by the independent auditors.

         Compensation Committee. The compensation committee is currently comprised of Messrs. Calabrese and Grossi. The compensation committee establishes the compensation of the executive officers and administers Liberty's 1999 Stock Option and Award Plan.

DIRECTOR COMPENSATION

         Beginning in 1999, Liberty paid each director, other than Messrs. Osborne, Smith and Krantz, an annual fee of $5,000 in shares of Liberty. In addition, Liberty will pay each such director $250 in cash for each board meeting that such director participates in.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission and the Over-the-Counter Bulletin Board Market of the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of our common stock. Our officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of reports furnished to us or written representations that no reports were required, we believe that all
Section 16(a) filing requirements were met in 1999.

                               EXECUTIVE OFFICERS

         Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

         NAME                                           AGE                         POSITION
         ----                                           ---                         --------
         Richard M. Osborne (1)..................       54     Chairman of the Board, Chief Executive Officer and
                                                               Director

         Thomas J. Smith (1).....................       56     President, Chief Operating Officer and Director

         Sherry L. Kirchenbauer..................       31     Chief Financial Officer and Assistant Secretary

         Jeffery J. Heidnik......................       38     Vice President of Operations
----------------

         (1) Biographical information for Messrs. Osborne and Smith can be found under "Board of Directors."

         Sherry L. Kirchenbauer has been Chief Financial Officer and the Assistant Secretary of Liberty since December 1999. From 1997 to 1999, Ms. Kirchenbauer was controller for Interpak, a plastics manufacturing company, and, from 1992 to 1997, she was accounting manager for LaRich Distributors, which has real estate interests in apartment buildings and shopping centers.

         Jeffrey J. Heidnik has been the Vice President of Operations of Liberty since December 1999. Mr. Heidnik has worked for Mr. Osborne since 1980. In 1986, he began building and managing self-storage projects for Mr. Osborne and gradually assumed total responsibility for managing the operations of the storage sites.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

         From February 23, 1996 until September 28, 1998, Meridian Pointy Realty Trust '83, predecessor-in-interest to Liberty, had no employees and no compensation was paid to its executive officers. On February 23, 1996, Meridian entered into an agreement with E&L Associates, Inc., to provide Meridian with asset management and other administrative services. Lorraine O. Legg, Meridian's former President, Chief Executive Officer and a trustee, has an ownership interest in a company which is the parent company of E&L. The agreement with E&L was terminated by the current Board on September 22, 1998. Meridian paid E&L a total of $100,000 in 1998, $120,000 in 1997 and $95,000 in 1996.

         The new officers of Liberty, who took office on September 28, 1998, agreed to serve without salaries until a plan for converting Meridian to a perpetual-life REIT was approved by the shareholders. This plan was completed upon shareholder approval of the reincorporation on December 28, 1999. Therefore, no executive compensation was paid by Liberty in 1999.

OPTION GRANTS IN 1999

         The following table summarizes information concerning options granted during the fiscal year ended December 31, 1999 to each of our executive officers.


                                                                                        Potential Realizable Value at Assumed Annual
                        Number of       Percent of Total                                     Rates of Stock Price Appreciation
                     Shares of Common     Options Granted    Exercise                                   for Option Term
                    Stock Underlying    Pto Employees in    Price Per                   --------------------------------------------
       Name             Options *          Fiscal 1999        Share    Expiration Date          5%                      10%
       ----             ---------          -----------        -----    ---------------          --                      ---

Thomas J.  Smith         100,000             64.5%           $0.5625     May 6, 2009         $35,375                  $89,648

Jeffrey J. Heidnik        25,000             16.1%           $0.5625     May 6, 2009         $ 8,844                  $22,413

* Options vest over three years beginning on the first anniversary of the date of grant.


OPTION VALUES AT YEAR-END 1999

         The following table summarizes information with respect to the number of unexercised options held by our executive officers as of December 31, 1999. The exercise price of all the options exceeded the last sale price of our common stock on December 31, 1999. No executive officer exercised any options in 1999.


                                                  NUMBER OF SHARES UNDERLYING UNEXERCISED
                                                                OPTIONS AT
                          NAME                               DECEMBER 31, 1999
              -----------------------------      ------------------------------------------
                                                 EXERCISABLE           UNEXERCISABLE

              Thomas J. Smith                           -0-                100,000

              Jeffrey J. Heidnik                        -0-                 25,000


EMPLOYMENT AGREEMENTS

         We are a party to an employment agreement with Mr. Smith. The employment agreement provides for a two-year term commencing on December 28, 1999, with automatic one-year renewal periods. Mr. Smith will receive an annual salary of $125,000, bonuses at the discretion of our Board of Directors, and the use of a company car.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth the amount and nature of the beneficial ownership of our common stock as of May 22, 2000 by:
          - each person known by us to own more than 5% of the outstanding shares based upon filings made with the SEC,
          -    each director,
          -    each executive officer, and
          -    all our Directors and Executive Officers as a group.

                                                                    BENEFICIAL OWNERSHIP (1)
                                                ---------------------------------------------------------------------
NAME AND ADDRESS (2)                                   SHARES         OPTIONS (3)          TOTAL          PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Turkey Vulture Fund XIII, Ltd.                         297,344                --          297,344              9.8%
8500 Station Street, Suite 113
Mentor, Ohio 44060

Richard M. Osborne (4)                                 297,344                --          297,344              9.8%
8500 Station Street, Suite 113
Mentor, Ohio 44060

Steven A. Calabrese                                    290,265                --          290,265              9.6%
1110 Euclid Avenue, Suite 300
Cleveland, Ohio 44116

Thomas J. Smith                                              0            33,333           33,333                 *

Jeffrey J. Heidnik                                           0             8,333            8,333                 *

Marc C. Krantz                                           5,000                --            5,000                 *
1375 E. Ninth Street, 20th Floor
Cleveland, Ohio 44114

Sherry L. Kirchenbauer                                   4,000                --            4,000                 *

Mark D. Grossi                                               0                --                0                 0
1215 Superior Avenue, 7th Floor
Cleveland, Ohio 44114

All Directors and Officers as a group                  596,609            41,666          638,275             20.8%

----------

* less than 1%

(1) Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2) Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060.

(3) Includes options to purchase shares that are presently or will become exercisable in 60 days.

(4) Richard M. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company, and may be deemed to be the beneficial owner of all 297,344 shares owned by the Fund.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In the September 1999 proxy solicitation that led to the election of Mr. Osborne and the other nominees, Mr. Osborne committed to put to a vote of Meridian's shareholders any transaction that was related to the acquisition of the self-storage company and involved Mr. Osborne or his companies. Therefore, the acquisition by us of the self-storage company, a company controlled by Mr. Osborne, and the lease between us and OsAir, Inc., a company owned by Mr. Osborne, were voted on and approved at the special meeting of Meridian shareholders held on December 28, 1999.

         Unless required by law or our Articles of Incorporation or Bylaws, future related party transactions will be approved solely by our board of directors and only if the transactions are:

          - on terms at least as favorable as those that we could obtain from unrelated parties,

          -    for bona fide business purposes, and

          - approved by a majority of disinterested and non-employee directors.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         A stockholder intending to present a proposal to be included in our proxy statement for our 2001 annual meeting of stockholders must deliver a proposal, in accordance with the requirements of our Bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than March 1, 2001. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the meeting:

               - a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

               - the name and record address of the stockholder proposing such business,

               - the class and number of shares of our common stock that are beneficially owned by the stockholder, and

               -    any material interest of the stockholder in such business.

         A stockholder desiring to nominate a director for election at our 2001 annual meeting of stockholders must deliver a notice, in accordance with the requirements of our Bylaws, to our Secretary at our principal executive office no earlier than March 31, 2001 and no later than April 30, 2001. Such notice must include as to each person whom the stockholder proposes to nominate for election or re-election as a director:

               - the name, age, business address and residence address of the person,

               -    the principal occupation or employment of the person,

               - the class and number of shares of our common stock beneficially owned by the person, and

               - any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Exchange Act;

and as to the stockholder giving the notice:

               -    the name and record address of the stockholder, and

               - the class and number of shares of our common stock beneficially owned by the stockholder.

         We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.

                                  OTHER MATTERS

         Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares they represent as the Board of Directors may recommend.

         You are urged to sign and return your Proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                             By Order of the Board of Directors,

                                             /s/ Marc C. Krantz

                                             Marc C. KRANTZ
                                             Secretary

May 30, 2000

                             LIBERTY SELF-STOR, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 29, 2000
  1375 E. NINTH STREET, 20TH FLOOR, ONE CLEVELAND CENTER, CLEVELAND, OHIO 44114
                              10:00 A.M. LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas J. Smith and Marc C. Krantz, or either one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of the Stockholders of Liberty Self-Stor, Inc. to be held on June 29, 2000, at 1375 E. Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the May 30, 2000 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-KSB of Liberty Self-Stor, Inc.

     THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR"
                                  PROPOSAL 2.

1. Election of directors: Steven A. Calabrese, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith.

    FOR  /   /     WITHHELD   /  /
    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S): /   /
    ---------------------------------------------------------------------

2. Ratification of Arthur Andersen LLP as Liberty's independent public accountants for the fiscal year ending December 31, 2000.

    FOR /   /     AGAINST /   /    ABSTAIN /    /

SEE REVERSE SIDE PROXY

                                   DETACH CARD



PROXY NO.                                                                SHARES

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                    Dated ________________, 2000

                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Title

                                                    NOTE: Please sign as name
                                                    appears hereon. Joint owners
                                                    should each sign. When
                                                    signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such.


                                       2